UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/26/2007

INNKEEPERS USA TRUST
(Exact name of registrant as specified in its charter)

Commission File Number:  0-24568

MD	65-0503831
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

340 Royal Poinciana Way, Suite 306, Palm Beach, FL 33480
(Address of principal executive offices, including zip code)

561-835-1800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

On June 26, 2007, Innkeepers USA Trust (the "Company") issued a press release announcing that its common shareholders approved the previously announced agreement and agreed to be acquired by Grand Prix Holdings LLC, an affiliate of Apollo Investment Corporation. The transaction is expected to close on June 29, 2007. A copy of the press release is furnished as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 - Press Release dated June 26, 2007.

ADDITIONAL INFORMATION ABOUT THE MERGER AND WHERE TO FIND IT

    In connection with the proposed merger, the company has filed a definitive proxy statement with the Securities and Exchange Commission (the "SEC") and has provided shareholders as of the record date with a copy of the definitive proxy statement. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, GRAND PRIX HOLDINGS LLC, AND THE PROPOSED MERGER. Investors can obtain the definitive proxy statement and all other relevant documents filed by the company with the SEC free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the company by contacting the company or accessing the company's website.

FORWARD-LOOKING STATEMENTS

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. All forward-looking statements speak only as of the date of this press release. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, achievements or transactions of Innkeepers and its affiliates or industry results or the benefits of the proposed transaction to be materially different from any future results, performance, achievements or transactions expressed or implied by such forward-looking statements. Such risks, uncertainties and other factors relate to the timing of the closing of the transaction and the satisfaction of the conditions thereto. Additional information or factors which could impact the company and the forward-looking statements contained herein are included in Innkeepers' filings with the Securities and Exchange Commission. Innkeepers assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

PARTICIPANTS IN THE SOLICITATION

Innkeepers and its directors, executive officers and other members of its management and employees may be deemed participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of Innkeepers' participants in the solicitation, which may be different than those of Innkeepers shareholders generally, is set forth in Innkeepers' proxy statements and Annual Reports on Form 10-K, previously filed with the SEC.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNKEEPERS USA TRUST

Date: June 26, 2007	By:	/s/ Mark A. Murphy
Mark A. Murphy
General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated June 26, 2007